UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds VALUE EQUITY FUNDS Semiannual Report February 28, 2005 Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued.

Goldman Sachs Value Equity Funds GOLDMAN SACHS LARGE CAP VALUE FUND GOLDMAN SACHS GROWTH AND INCOME FUND GOLDMAN SACHS MID CAP VALUE FUND GOLDMAN SACHS SMALL CAP VALUE FUND NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS What Differentiates Goldman Sachs’ Value Equity Investment Process? Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations. GOLDMAN SACHS’ VALUE EQUITY INVESTMENT PROCESS 1 EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH 2 BUY BUSINESSES THAT REPRESENT COMPELLING VALUE 3 BUY COMPANIES WITH QUALITY CHARACTERISTICS 1 EMPHASIZE FIRST HAND FUNDAMENTAL RESEARCH At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes: Meetings with management teams and on-site company visits Industry-specific, proprietary financial and valuation models Assessment of management quality Analysis of each company’s competitive position and industry dynamics Interviews with competitors, suppliers and customers 2 PRICE: BUY BUSINESSES THAT REPRESENT COMPELLING VALUE We seek to invest in companies: When market uncertainty exists When their economic value is not recognized by the market 3 PROSPECTS: BUY COMPANIES WITH QUALITY CHARACTERISTICS We buy companies with quality characteristics. For us, this means companies that have: Sustainable operating earnings or cashflow, or competitive advantage Excellent stewardship of capital Capability to earn above their cost of capital Strong or improving balance sheets and cash flow RESULT Value portfolios that offer: Capital appreciation potential as each company’s true value is recognized in the marketplace Investment style consistency 1

PORTFOLIO RESULTS Large Cap Value Fund Dear Shareholder: This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 11.64%, 11.29%, 11.22%, 11.93%, and 11.64%, respectively. These returns compare to the 13.75% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period. While the Fund generated positive results during the period, it underperformed its benchmark. This was due in large part to the poor performance of several stocks, including Nortel Networks Corp. and Pfizer, Inc. Nortel has been slow to deliver timely updates on its financial situation, even as it continues to restate the previous year’s financial records. Consolidation of telecom carriers and aggressive pricing from foreign competitors also presented challenges to the company. Pfizer’s stock has come under pressure from product liability and patent risks. We have reduced the Fund’s position and continue to evaluate the company’s prospects. Conversely, Fund performance was aided by its avoidance of some of the Technology stocks that had sharp declines, including those in the semi-conductor industry. The portfolio also benefited from the strong performance of Activision, Inc., our favorite software holding. This personal computer game company generated strong results due to an improved competitive positioning, better execution, and some recovery from depressed valuation levels. Elsewhere, in the Services sector, shares of Sprint Corp. advanced after it announced the acquisition of wireless carrier Nextel Communications, Inc. The portfolio’s exposure to Monsanto also enhanced results. Its shares rose due to the company’s cost savings and growth in its seeds and traits business, the latter of which includes brand names like Roundup Ready, Bollgard and YieldGard. We eliminated the position in Monsanto during the period as it reached our valuation targets. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. 2

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)
as of 2/28/05


25%
20%
15%
10%
5%
0%
2.6%
6.1%
6.8%
14.4%
21.4%
3.9%
7.6%
6.5%
2.5%
9.7%
6.3%
0.6%
5.5%
6.1%
Basic Materials
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Industrials
Insurance
REITs
Services
Technology
Transportation
Utilities
Short Term Investments

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

Portfolio Highlights

While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that contributed positively to absolute returns.

- **Burlington Resources, Inc.** and **The Williams Companies, Inc.** — Burlington and Williams Cos. were Energy holdings that contributed positively to results. We have had a positive view toward Energy stocks in the past six months, particularly those with strong reserve positions, low finding and development cost structures and good capital allocation disciplines.

- **Aetna** — Within the Health Care sector, Aetna contributed to performance as the company reported better-than-expected earnings in the third quarter 2004. The managed care provider also raised profit guidance as it cited strength in health care premiums as the reason for its improved outlook. As the stock appreciated and the valuation levels met our targets, we sold the position at the end of November.

3

PORTFOLIO RESULTS Altria Group, Inc. — Altria was the Fund’s strongest holding in the Consumer Staples sector as it discussed a plan to divide the company into Philip Morris USA, Philip Morris International and Kraft as soon as practical given the legal environment. The company also maintained a positive view for the current litigation environment and continues to generate favorable free cash flow and earnings results. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Large Cap Value Investment Team New York, March 18, 2005 4

FUND BASICS

Large Cap Value Fund

as of February 28, 2005

Assets Under Management

$703.0 Million

Number of Holdings

65

NASDAQ SYMBOLS

Class A Shares	GSLAX
Class B Shares	GSVBX
Class C Shares	GSVCX
Institutional Shares	GSLIX
Service Shares	GSVSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	11.64%	13.75%
Class B	11.29	13.75
Class C	11.22	13.75
Institutional	11.93	13.75
Service	11.64	13.75

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	12.37%	12.94%	16.90%	19.33%	18.74%
Five Years	5.11	5.16	5.48	6.68	6.27
Since Inception (12/15/99)	5.06	5.26	5.41	6.62	6.21

[3] **The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
ChevronTexaco Corp.	4.8%	Energy Resources
Citigroup, Inc.	4.6	Large Banks
Bank of America Corp.	3.8	Large Banks
Tyco International Ltd.	3.3	Industrial Components
Burlington Resources, Inc.	3.3	Energy Resources
J.P. Morgan Chase & Co.	3.1	Large Banks
EOG Resources, Inc.	2.9	Energy Resources
Altria Group, Inc.	2.7	Tobacco
Time Warner, Inc.	2.6	Media
Sprint Corp.	2.3	Telephone

[4] The top 10 holdings may not be representative of the Fund's future investments.

5

PORTFOLIO RESULTS Growth and Income Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 11.97%, 11.52%, 11.51%, 12.18%, and 11.91%, respectively. These returns compare to the 9.99% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. The Fund outperformed its benchmark over the reporting period. Top sectors in the Fund included Health Care, Consumer Cyclicals and Energy, while Technology and Financials lagged the market. Top holdings in the Fund included Altria Group, Inc., Exxon Mobil Corp., Burlington Resources, Inc. and Activision, Inc. In the Financials sector, J.P. Morgan Chase & Co. and Countrywide Financial Corp. experienced weakness during the period. Shares of J.P. Morgan declined after the company lowered earnings expectations to more realistic levels. We believe the near-term weakness is temporary and the company remains well positioned in a host of attractive businesses. Countrywide also concerned investors with short-term pressures after it reported weaker-than-expected third quarter 2004 earnings. The company is coming off a record year in 2003 for home refinancing and loan demand, which made earnings comparisons in 2004 difficult. However, we believe that the company is well managed and well positioned given its low loan origination costs and strong mortgage-servicing business. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. We also favor companies that are financially strong enough to support a dividend policy. 6

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


25%
20%
15%
10%
5%
0%
4.3%
4.1%
7.7%
13.5%
21.3%
2.2%
8.2%
5.2%
5.1%
8.3%
5.9%
0.4%
8.2%
5.6%
Basic Materials
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Industrials
Insurance
REITs
Services
Technology
Transportation
Utilities
Short Term Investments

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

Portfolio Highlights

The following selection of stocks represents a sample of positive contributors to performance over the last six months.

- **Altria Group, Inc.** — Altria was the Fund's strongest holding in the Consumer Staples sector as it discussed a plan to divide the company into Philip Morris USA, Philip Morris International and Kraft as soon as practical given the legal environment. The company also maintained a positive view for the current litigation environment and continues to generate favorable free cash flow and earnings results.
- **Exxon Mobil Corp.** and **Burlington Resources, Inc.** — We have had a positive view toward Energy stocks in the past six months, particularly those with strong reserve positions, low finding and development cost structures and good capital allocation disciplines. Exxon Mobil and Burlington Resources were Energy holdings that contributed positively to results over the period.

7

PORTFOLIO RESULTS Activision, Inc. — Activision was another top contributor to performance. The stock benefited from a combination of strong trends in its holiday sales and positive Wall Street coverage prompting investors to realize the company’s value. The company continues to be our favorite investment in the personal computer game industry and has been a long-term top performer. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Value Investment Team New York, March 18, 2005 8

FUND BASICS

Growth and Income Fund

as of February 28, 2005

Assets Under Management

$949.8 Million

Number of Holdings

72

NASDAQ SYMBOLS

Class A Shares

GSGRX

Class B Shares

GSGBX

Class C Shares

GSGCX

Institutional Shares

GSIIX

Service Shares

GSGSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	11.97%	9.99%
Class B	11.52	9.99
Class C	11.51	9.99
Institutional	12.18	9.99
Service	11.91	9.99

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	11.89%	12.48%	16.47%	18.81%	18.26%
Five Years	0.68	0.67	1.05	2.25	1.73
Ten Years	8.33	N/A	N/A	N/A	8.86[4]
Since Inception	8.15	5.18	0.48	6.22	8.59[4]
	(2/5/93)	(5/1/96)	(8/15/97)	(6/3/96)	(2/5/93)

[3] **The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[5]

Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	5.2%	Energy Resources
ChevronTexaco Corp.	5.0	Energy Resources
Citigroup, Inc.	4.4	Large Banks
Bank of America Corp.	3.8	Large Banks
Altria Group, Inc.	3.1	Tobacco
J.P. Morgan Chase & Co.	2.7	Large Banks
iStar Financial, Inc.	2.4	REITs
Burlington Resources, Inc.	2.3	Energy Resources
General Electric Co.	2.3	Industrial Components
Sprint Corp.	2.0	Telephone

[5] The top 10 holdings may not be representative of the Fund's future investments.

9

PORTFOLIO RESULTS Mid Cap Value Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 18.49%, 18.10%, 18.05%, 18.74%, and 18.45%, respectively. These returns compare to the 18.03% cumulative total return of the Fund’s benchmark, the Russell MidCap Value Index (with dividends reinvested), over the same time period. The Fund generated strong absolute and relative returns over the reporting period. Our bottom-up approach to stock selection was successful as demonstrated by our excess returns against the Russell Midcap Value Index. We continue to look for attractively valued, quality companies that are guided by strong management teams focused on generating free cash flow. During the period, effective stock selection was the driver of results. During the second half of 2004 and first two months of 2005, we saw a “show-me” period, as investors more critically assessed the abilities of companies to turn opportunity into profit. In this environment, performance was most successful in Energy, Consumer Cyclicals, and Financials. Several individual stocks were also standouts, including Abercrombie and Fitch, Activision, Inc. and Monsanto. The most challenging parts of the mid-cap value universe in 2004 included some areas that experienced historic, exuberant gains, such as Utilities. Our positioning in this industry was relatively conservative, which resulted in more muted gains. In other sectors, several individual holdings had negative performances, such as Emmis Communications Corp., American Axle & Manufacturing, and Ditech Communications Corp. In the case of American Axle, we determined that our investment thesis was invalidated and we eliminated the position. We continue to have confidence in Emmis, an operator of radio and television stations in mid-size markets, and Ditech, a supplier of components to wireless telecom companies. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. 10

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)
as of 2/28/05


15%
12%
9%
6%
3%
0%
5.5%
11.8%
5.1%
11.9%
10.0%
3.9%
3.8%
9.4%
7.4%
4.0%
6.4%
1.5%
10.9%
8.4%
Basic Materials
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Industrials
Insurance
REITs
Services
Technology
Transportation
Utilities
Short Term Investments

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

Portfolio Highlights

The following selection of stocks represents a sample of positive contributors to performance over the last six months.

- **EOG Resources, Inc., Patina Oil & Gas Corp.** and **The Williams Companies, Inc.** — EOG, Patina and Williams Cos. were Energy holdings that contributed positively to results. We have had a positive view toward Energy stocks in the past six months, particularly those with strong reserve positions, low finding and development cost structures and good capital allocation disciplines, characteristics demonstrated by each of these companies.

- **Abercrombie and Fitch** — Abercrombie and Fitch ranked as the top contributor to performance. The specialty retailer reported 2004 holiday sales that exceeded market expectations, prompting the company to forecast year-over-year growth in net income. We eliminated the stock from the portfolio later in the period as it reached our valuation targets.

11

PORTFOLIO RESULTS Activision, Inc. — Activision continues to drive the Fund’s performance in the Technology sector. The stock benefited from a combination of strong trends in its holiday sales and positive Wall Street coverage prompting investors to realize the company’s value. The company continues to be our favorite investment in the sector and has been a long-term top performer. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Mid Cap Value Investment Team New York, March 18, 2005 12

FUND BASICS

Mid Cap Value Fund

as of February 28, 2005

Assets Under Management

$2.9 Billion

Number of Holdings

87

NASDAQ SYMBOLS

Class A Shares

GCMAX

Class B Shares

GCMBX

Class C Shares

GCMCX

Institutional Shares

GSMCX

Service Shares

GSMSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	18.49%	18.03%
Class B	18.10	18.03
Class C	18.05	18.03
Institutional	18.74	18.03
Service	18.45	18.03

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell Midcap Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	18.46%	19.03%	23.31%	25.86%	25.40%
Five Years	16.13	16.35	16.56	17.89	17.35
Since Inception	9.96 (8/15/97)	10.02 (8/15/97)	10.01 (8/15/97)	14.98 (8/1/95)	11.02 (7/18/97)

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
EOG Resources, Inc.	3.0%	Energy Resources
PPL Corp.	2.9	Electrical Utilities
iStar Financial, Inc.	2.7	REITs
Lennar Corp.	2.3	Construction
The Williams Companies, Inc.	2.3	Diversified Energy
Patterson-UTI Energy, Inc.	2.2	Oil Services
AGL Resources, Inc.	2.1	Gas Utilities
Activision, Inc.	1.8	Computer Software
Agrium, Inc.	1.8	Chemical
PG&E Corp.	1.8	Electrical Utilities

[4] The top 10 holdings may not be representative of the Fund's future investments.

13

PORTFOLIO RESULTS Small Cap Value Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 13.59%, 13.18%, 13.16%, 13.83%, and 13.54%, respectively. These returns compare to the 15.38% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period. While the Fund generated positive results over the period, it underperformed its benchmark. In particular, the Fund experienced weakness in several stocks, including Ditech Communications Corp., Lionbridge Technologies, Inc. and GrafTech International Ltd. Ditech, a telecom equipment supplier, reported earnings that fell short of high revenue expectations due to an order disruption in Asia and soft demand in North America. Lionbridge, which provides multilingual services to technology companies, pushed back product releases. We believe the company is well positioned in an industry with few competitors. GrafTech, a manufacturer and provider of synthetic and natural graphite and carbon products, remains a turnaround story and operates as the low cost producer in its industry. During the period, performance was aided by successful positioning in Energy, as well as individual holdings Commercial Metals Company, OMI Corp. (see commentary below), and Beazer Homes USA, Inc. Commercial Metals, a company that manufactures, markets and distributes recycled products, continues to generate strong results with increased revenue as demand is increasing. Beazer Homes, a home builder, rose as demand for new housing did not slow during the period. Portfolio Composition We have constructed a portfolio that we believe is fully diversified across different industries, with stocks we think should outperform their peers over a full market cycle. Throughout the reporting period, we continued to focus on quality value stocks that we believe are attractively valued and that have the potential to perform well in a variety of market environments. Specifically, we seek companies led by good management teams that generate strong free cash flows and return on invested capital. 14

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


20%
15%
10%
5%
0%
7.9%
10.2%
4.2%
5.2%
14.1%
3.8%
7.2%
3.5%
9.0%
6.0%
6.9%
2.5%
5.4%
1.4%
12.7%
Basic Materials
Consumer Cyclicals
Consumer Staples
Energy
Financial
Health Care
Industrials
Insurance
REITs
Services
Technology
Transportation
Utilities
Exchange Traded Fund
Short Term Investments

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

Portfolio Highlights

While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that contributed positively to absolute returns:

- **Tessera Technologies, Inc.** — Shares of Tessera, a developer of semiconductor packaging technology, rose on an improved market outlook and a positive legal settlement in a patent infringement case.
- **Range Resources Corp.** and **Whiting Petroleum Corp.** — In the Energy sector, we favor companies with low finding and development costs as well as long reserve lives. Over the period, Range Resources and Whiting Petroleum emerged as the top performers. Range Resources announced a substantial increase in its reserves while operating at competitively low costs. Whiting Petroleum reported progress on generating additional reserves as well.

15

PORTFOLIO RESULTS OMI Corp. — OMI Corp., an oil tanker company, was another top contributor to performance over the period. At the end of 2004, it announced record revenues, benefiting from increased world oil demand that has created continued strong freight rates. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Small Cap Value Investment Team New York, March 18, 2005 16

FUND BASICS Small Cap Value Fund as of February 28, 2005 Assets Under Management $1.9 Billion Number of Holdings 215 NASDAQ SYMBOLS Class A Shares GSSMX Class B Shares GSQBX Class C Shares GSSCX Institutional Shares GSSIX Service Shares GSSSX PERFORMANCE REVIEW September 1, 2004–February 28, 2005 Fund Total Return (based on NAV)1 Russell 2000 Value Index2 Class A 13.59% 15.38% Class B 13.18 15.38 Class C 13.16 15.38 Institutional 13.83 15.38 Service 13.54 15.38 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The Russell 2000 Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/04 Class A Class B Class C Institutional Service One Year 12.41% 12.71% 16.99% 19.43% 18.81% Five Years 18.85 19.04 19.22 20.66 20.05 Ten Years 12.76 N/A N/A N/A 13.314 Since Inception 12.63 11.61 10.37 11.66 13.084 (10/22/92) (5/1/96) (8/15/97) (8/15/97) (10/22/92) 3The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. 4Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/055 Holding % of Net Assets Line of Business Range Resources Corp. 2.1% Energy Resources Wabash National Corp. 2.1 Industrial Components Whiting Petroleum Corp. 1.8 Energy Resources Caraustar Industries, Inc. 1.5 Forest iShares Russell 2000 Value Index Fund 1.5 Exchange Traded Fund Accredited Home Lenders Holding Co. 1.5 Financial Services West Corp. 1.3 Industrial Services PFF Bancorp, Inc. 1.1 Banks Sensient Technologies Corp. 1.1 Food & Beverage Summit Propert ies, Inc. 1.1 Apartment 5The top 10 holdings may not be representative of the Fund’s future investments. 17

 GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 94.5%

Airlines – 0.6%
297,600	Southwest Airlines Co.	$4,121,760

Banks – 4.0%
315,369	KeyCorp	10,407,177
132,273	PNC Financial Services Group	6,962,851
360,714	The Bank of New York Co., Inc.	10,911,598

		28,281,626

Biotechnology – 1.2%
340,230	MedImmune, Inc.*	8,192,738

Brokers – 2.1%
164,006	Merrill Lynch & Co., Inc.	9,607,471
52,790	The Bear Stearns Companies, Inc.	5,252,605

		14,860,076

Chemical – 1.3%
191,422	Rohm & Haas Co.	9,220,798

Computer Hardware – 2.2%
142,076	CDW Corp.	8,165,108
333,573	Hewlett-Packard Co.	6,938,318

		15,103,426

Computer Software – 4.2%
566,982	Activision, Inc.*	12,394,227
542,369	Microsoft Corp.	13,656,851
246,181	Oracle Corp.*	3,178,197

		29,229,275

Consumer Durables – 1.9%
402,410	Masco Corp.	13,569,265

Defense/ Aerospace – 1.7%
114,384	General Dynamics Corp.	12,050,354

Diversified Energy – 1.8%
661,529	The Williams Companies, Inc.	12,456,591

Drugs – 1.7%
331,425	IVAX Corp.*	5,299,486
259,796	Pfizer, Inc.	6,830,037

		12,129,523

Electrical Equipment – 0.7%
1,703,946	Nortel Networks Corp.*	4,566,575

Electrical Utilities – 5.6%
206,347	Entergy Corp.	14,262,705
208,488	FirstEnergy Corp.	8,598,045
299,374	PPL Corp.	16,327,858

		39,188,608

Energy Resources – 11.6%
460,739	Burlington Resources, Inc.	22,866,476
544,946	ChevronTexaco Corp.	33,830,248
224,720	EOG Resources, Inc.	20,476,486
65,506	Exxon Mobil Corp.	4,147,185

		81,320,395

Financial Services – 1.7%
208,162	Countrywide Financial Corp.	7,233,629
77,348	Freddie Mac	4,795,576

		12,029,205

Food & Beverage – 1.5%
106,066	General Mills, Inc.	5,554,676
152,398	Kraft Foods, Inc.	5,097,713

		10,652,389

Forest – 1.3%
363,293	Packaging Corp. of America	8,907,944

Home Products – 2.6%
187,631	Avon Products, Inc.	8,024,978
198,830	The Procter & Gamble Co.	10,555,885

		18,580,863

Hotel & Leisure – 1.1%
113,315	Harrah’s Entertainment, Inc.	7,432,331

Industrial Components – 6.0%
100,239	Eaton Corp.	6,991,670
686,589	Tyco International Ltd.	22,987,000
120,182	United Technologies Corp.	12,003,778

		41,982,448

Information Services – 1.2%
202,842	First Data Corp.	8,320,579

Large Banks – 11.4%
573,876	Bank of America Corp.	26,771,315
671,665	Citigroup, Inc.	32,051,854
590,472	J.P. Morgan Chase & Co.(a)	21,581,752

		80,404,921

Life Insurance – 0.7%
125,287	MetLife, Inc.	5,141,778

Media – 6.2%
161,986	Fox Entertainment Group, Inc.*	5,394,134
156,120	Lamar Advertising Co.*	6,133,955
431,269	The Walt Disney Co.	12,049,656
1,069,082	Time Warner, Inc.*	18,420,283
38,266	Viacom, Inc. Class B	1,335,483

		43,333,511

Medical Products – 1.0%
200,603	Baxter International, Inc.	7,153,503

Motor Vehicle – 1.5%
216,939	Autoliv, Inc.	10,833,934

Oil Services – 1.1%
155,737	BJ Services Co.	7,780,621

Property Insurance – 5.8%
103,106	American International Group, Inc.	6,887,481
57,377	Everest Re Group Ltd.	4,984,340
106,317	PartnerRe Ltd.	6,660,760

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – (continued)
172,102	RenaissanceRe Holdings Ltd. Series B	$8,195,497
151,082	Willis Group Holdings Ltd.	5,975,293
110,955	XL Capital Ltd.	8,321,625

		41,024,996

REITs – 2.5%
184,163	Apartment Investment & Management Co.	7,046,076
149,791	iStar Financial, Inc.	6,364,620
104,890	Liberty Property Trust	4,348,739

		17,759,435

Retail – 1.6%
278,034	The Home Depot, Inc.	11,126,921

Telephone – 2.9%
171,910	MCI, Inc.(a)	3,910,953
696,921	Sprint Corp.	16,503,089

		20,414,042

Thrifts – 1.1%
126,158	Golden West Financial Corp.	7,807,919

Tobacco – 2.7%
286,207	Altria Group, Inc.	18,789,490

TOTAL COMMON STOCKS
(Cost $570,656,696)		$663,767,840

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 4.0%

Joint Repurchase Agreement Account II(b)
$28,400,000	2.64%	03/01/2005	$28,400,000
Maturity Value: $28,402,086
(Cost $28,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $599,056,696)			$692,167,840

	Description	Value
Shares
Securities Lending Collateral – 2.1%

14,740,425	Boston Global Investment Trust—Enhanced Portfolio	$14,740,425
(Cost $14,740,425)

TOTAL INVESTMENTS – 100.6%
(Cost $613,797,121)		$706,908,265

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Joint repurchase agreement was entered into on February 28, 2005.

Investment Abbreviation:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      19

Statement of Investments (continued)
February 28, 2005 (Unaudited)

 GOLDMAN SACHS LARGE CAP VALUE FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $28,400,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035; and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 95.9%

Airlines – 0.4%
256,734	Southwest Airlines Co.	$3,555,766

Banks – 3.7%
473,996	KeyCorp	15,641,868
213,263	PNC Financial Services Group	11,226,164
285,924	The Bank of New York Co., Inc.	8,649,201

		35,517,233

Brokers – 1.7%
173,358	Merrill Lynch & Co., Inc.	10,155,312
56,604	The Bear Stearns Companies, Inc.	5,632,098

		15,787,410

Chemical – 3.0%
247,670	Rohm & Haas Co.	11,930,264
300,380	The Dow Chemical Co.	16,565,957

		28,496,221

Computer Hardware – 2.0%
192,177	CDW Corp.	11,044,412
392,361	Hewlett-Packard Co.	8,161,109

		19,205,521

Computer Software – 4.0%
791,329	Activision, Inc.*	17,298,452
650,174	Microsoft Corp.	16,371,381
330,774	Oracle Corp.*	4,270,293

		37,940,126

Consumer Durables – 1.1%
319,999	Masco Corp.(a)	10,790,366

Defense/ Aerospace – 1.7%
155,231	General Dynamics Corp.	16,353,586

Drugs – 1.0%
353,293	Pfizer, Inc.	9,288,073

Electrical Equipment – 0.4%
1,483,067	Nortel Networks Corp.*	3,974,619

Electrical Utilities – 8.4%
185,000	Ameren Corp.	9,521,950
188,665	Dominion Resources, Inc.	13,589,540
229,660	Entergy Corp.	15,874,099
292,765	Exelon Corp.	13,279,820
229,632	FirstEnergy Corp.	9,470,024
325,214	PPL Corp.	17,737,172

		79,472,605

Energy Resources – 13.7%
441,936	Burlington Resources, Inc.	21,933,283
766,810	ChevronTexaco Corp.	47,603,565
98,173	ConocoPhillips	10,886,404
782,916	Exxon Mobil Corp.	49,566,412

		129,989,664

Environmental & Other Services – 1.0%
313,605	Waste Management, Inc.	9,169,810

Financial Services – 3.3%
266,022	American Capital Strategies Ltd.(a)	9,230,963
221,802	Countrywide Financial Corp.	7,707,619
141,989	Fannie Mae	8,300,677
130,097	SLM Corp.	6,348,734

		31,587,993

Food & Beverage – 2.4%
139,221	General Mills, Inc.	7,291,004
179,353	H.J. Heinz Co.	6,750,847
264,294	Kraft Foods, Inc.(a)	8,840,634

		22,882,485

Forest – 1.3%
520,022	Packaging Corp. of America	12,750,939

Home Products – 2.3%
139,354	Avon Products, Inc.	5,960,170
152,477	The Clorox Co.	9,154,719
121,063	The Procter & Gamble Co.	6,427,235

		21,542,124

Industrial Components – 6.6%
134,776	Eaton Corp.	9,400,626
615,698	General Electric Co.	21,672,570
495,115	Tyco International Ltd.	16,576,450
147,167	United Technologies Corp.	14,699,040

		62,348,686

Information Services – 0.9%
214,740	First Data Corp.	8,808,635

Large Banks – 10.9%
767,842	Bank of America Corp.	35,819,829
875,397	Citigroup, Inc.	41,773,945
700,561	J.P. Morgan Chase & Co.	25,605,505

		103,199,279

Media – 3.5%
155,338	Fox Entertainment Group, Inc.*	5,172,755
516,248	The Walt Disney Co.	14,423,969
696,663	Time Warner, Inc.*	12,003,504
52,184	Viacom, Inc. Class B	1,821,222

		33,421,450

Medical Products – 1.2%
330,556	Baxter International, Inc.	11,787,627

Motor Vehicle – 0.9%
172,300	Autoliv, Inc.	8,604,662

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – 5.3%
3,250	ACE Ltd.	$144,495
210,571	PartnerRe Ltd.	13,192,273
190,432	RenaissanceRe Holdings Ltd. Series B	9,068,372
218,246	The Allstate Corp.	11,715,445
218,688	Willis Group Holdings Ltd.	8,649,111
103,930	XL Capital Ltd.	7,794,750

		50,564,446

REITs – 5.2%
234,087	Apartment Investment & Management Co.	8,956,169
210,325	Developers Diversified Realty Corp.	8,797,895
536,830	iStar Financial, Inc.	22,809,907
233,290	Plum Creek Timber Co., Inc.	8,760,039

		49,324,010

Retail Apparel – 2.2%
211,537	J. C. Penney Co., Inc.	9,411,281
319,884	The May Department Stores Co.	11,039,197

		20,450,478

Telephone – 3.5%
803,491	Sprint Corp.(a)	19,026,667
404,617	Verizon Communications, Inc.	14,554,073

		33,580,740

Thrifts – 1.2%
115,142	Golden West Financial Corp.	7,126,139
99,517	Washington Mutual, Inc.	4,175,733

		11,301,872

Tobacco – 3.1%
451,800	Altria Group, Inc.	29,660,670

TOTAL COMMON STOCKS
(Cost $759,674,738)		$911,357,096

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.8%

Joint Repurchase Agreement Account II(b)
$26,300,000	2.64%	03/01/2005	$26,300,000
Maturity Value: $26,301,932 (Cost $26,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $785,974,738)			$937,657,096

Shares	Description	Value
Securities Lending Collateral – 2.9%

27,645,800	Boston Global Investment Trust – Enhanced Portfolio	$27,645,800
(Cost $27,645,800)

TOTAL INVESTMENTS – 101.6%
(Cost $813,620,538)		$965,302,896

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

Investment Abbreviations:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $26,300,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035; and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 94.7%

Banks – 7.0%
426,137	Commerce Bancshares, Inc.	$20,117,928
1,724,886	FirstMerit Corp.(a)	44,898,783
798,058	KeyCorp	26,335,914
498,825	M&T Bank Corp.	49,388,663
488,671	Northern Trust Corp.	20,646,350
654,619	Regions Financial Corp.	21,118,009
301,965	Zions Bancorp.	19,959,886

		202,465,533

Biotechnology – 1.2%
1,416,843	MedImmune, Inc.*	34,117,580

Brokers – 1.0%
294,175	The Bear Stearns Companies, Inc.	29,270,413

Chemical – 3.6%
2,865,526	Agrium, Inc.	51,866,021
93,510	Carlisle Cos., Inc.	6,502,685
980,479	Rohm & Haas Co.	47,229,673

		105,598,379

Computer Hardware – 2.9%
568,132	CDW Corp.	32,650,546
1,172,546	Ditech Communications Corp.*	14,727,178
264,228	Hutchinson Technology, Inc.*	8,629,686
665,302	Tech Data Corp.*	27,270,729

		83,278,139

Computer Software – 1.8%
2,378,157	Activision, Inc.*	51,986,512

Construction – 2.3%
1,100,811	Lennar Corp.(a)	66,951,325

Consumer Durables – 1.5%
259,839	Mohawk Industries, Inc.*	23,317,952
454,029	The Stanley Works	20,998,841

		44,316,793

Defense/ Aerospace – 1.6%
1,004,952	Rockwell Collins, Inc.	46,278,040

Diversified Energy – 3.7%
3,534,882	The Williams Companies, Inc.	66,561,828
1,128,667	Western Gas Resources, Inc.	41,760,679

		108,322,507

Drugs – 2.2%
427,071	Charles River Laboratories International, Inc.*(a)	19,687,973
1,351,121	IVAX Corp.*	21,604,425
685,327	Watson Pharmaceuticals, Inc.*	21,752,279

		63,044,677

Electrical Utilities – 9.1%
349,269	Cinergy Corp.	14,127,931
465,297	Edison International	15,112,847
476,750	Entergy Corp.	32,952,960
953,573	FirstEnergy Corp.	39,325,351
1,458,683	PG&E Corp.	51,316,468
226,215	Pinnacle West Capital Corp.	9,444,476
1,541,567	PPL Corp.	84,077,064
541,757	Wisconsin Energy Corp.	18,809,803

		265,166,900

Energy Resources – 6.3%
971,798	EOG Resources, Inc.	88,550,234
852,424	Patina Oil & Gas Corp.	34,318,590
211,683	Peabody Energy Corp.	20,554,419
745,346	Unocal Corp.	40,323,219

		183,746,462

Environmental & Other Services – 0.9%
869,900	Republic Services, Inc.	27,584,529

Financial Services – 2.4%
932,109	American Capital Strategies Ltd.(a)	32,344,182
938,088	CIT Group, Inc.	37,851,851

		70,196,033

Food & Beverage – 1.8%
1,146,575	Archer-Daniels-Midland Co.	27,632,458
403,049	Smithfield Foods, Inc.*	13,723,818
447,940	The Pepsi Bottling Group, Inc.	12,192,927

		53,549,203

Forest – 1.3%
1,520,000	Packaging Corp. of America	37,270,400

Gas Utilities – 2.1%
1,782,165	AGL Resources, Inc.	61,698,552

Health Insurance – 1.6%
1,588,958	Health Net, Inc.*	47,509,844

Home Products – 1.9%
786,082	The Clorox Co.(a)	47,196,363
182,365	The Estee Lauder Cos., Inc.	8,020,413

		55,216,776

Hotel & Leisure – 2.3%
1,471,448	Callaway Golf Co.	19,746,832
383,980	Harrah’s Entertainment, Inc.	25,185,249
1,105,818	Hilton Hotels Corp.	23,288,527

		68,220,608

Industrial Components – 2.4%
529,192	American Standard Companies, Inc.	24,236,993
636,761	Eaton Corp.	44,414,080

		68,651,073

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Information Services – 0.7%
2,598,731	BearingPoint, Inc.*(a)	$20,426,026

Life Insurance – 1.2%
647,416	Torchmark Corp.	33,736,848

Media – 1.6%
921,216	Emmis Communications Corp.*(a)	17,226,739
771,477	Lamar Advertising Co.*	30,311,332

		47,538,071

Medical Providers – 0.7%
2,613,826	WebMd Corp.*	19,708,248

Mining – 0.8%
384,413	Nucor Corp.	23,964,306

Motor Vehicle – 1.8%
558,805	Autoliv, Inc.	27,906,722
455,397	Lear Corp.	23,748,953

		51,655,675

Oil Services – 2.2%
2,594,626	Patterson-UTI Energy, Inc.	64,865,650

Property Insurance – 7.0%
338,612	Ambac Financial Group, Inc.	26,337,241
480,331	Everest Re Group Ltd.	41,726,354
675,480	PartnerRe Ltd.	42,318,822
814,828	RenaissanceRe Holdings Ltd. Series B	38,802,109
507,590	The PMI Group, Inc.	20,430,498
843,673	Willis Group Holdings Ltd.(a)	33,367,267

		202,982,291

Publishing – 1.5%
818,268	A.H. Belo Corp. Series A	19,311,125
693,094	Dow Jones & Co., Inc.	25,713,787

		45,024,912

REITs – 7.6%
1,160,459	Apartment Investment & Management Co.	44,399,161
895,103	Developers Diversified Realty Corp.	37,442,159
1,871,935	iStar Financial, Inc.	79,538,518
924,478	Plum Creek Timber Co., Inc.	34,714,149
753,656	Prentiss Properties Trust	26,445,789

		222,539,776

Restaurants – 0.8%
452,367	Yum! Brands, Inc.	22,066,462

Retail Apparel – 4.2%
825,991	Federated Department Stores, Inc.	46,627,192
888,183	J. C. Penney Co., Inc.	39,515,261
709,942	Ross Stores, Inc.	19,878,376
625,917	The Talbots, Inc.	17,444,307

		123,465,136

Semiconductors – 1.3%
578,887	Amphenol Corp.	23,097,591
368,912	Tessera Technologies, Inc.*	15,029,475

		38,127,066

Tobacco – 0.8%
280,793	Reynolds American, Inc.	23,010,986

Transports – 1.6%
521,979	Teekay Shipping Corp.	25,874,499
352,181	Yellow Roadway Corp.*(a)	20,338,453

		46,212,952

TOTAL COMMON STOCKS
(Cost $2,350,440,980)		$2,759,764,683

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.7%

Joint Repurchase Agreement Account II (b)
$107,000,000	2.64%	03/01/2005	$107,000,000
Maturity Value: $107,007,859 (Cost $107,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $2,457,440,980)			$2,866,764,683

Shares	Description	Value
Securities Lending Collateral – 5.0%

145,542,921	Boston Global Investment Trust – Enhanced Portfolio	$145,542,921
(Cost $145,542,921)

TOTAL INVESTMENTS – 103.4%
(Cost $2,602,983,901)		$3,012,307,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

Investment Abbreviations:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $107,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035; and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – 94.0%

Airlines – 0.6%
1,145,837	AirTran Holdings, Inc.*	$9,143,779
222,509	Frontier Airlines, Inc.*	1,880,201

		11,023,980

Apartment – 1.6%
131,916	Gables Residential Trust	4,640,805
144,665	Post Properties, Inc.	4,665,446
662,241	Summit Properties, Inc.(a)	20,794,368
31,518	Town & Country Trust	839,009

		30,939,628

Banks – 8.8%
218,522	Alabama National BanCorporation	13,624,847
156,584	Alliance Bankshares Corp.*	2,716,732
170,255	Berkshire Hills Bancorp, Inc.	5,929,982
622,358	Brookline Bancorp, Inc.	9,447,394
393,615	Cardinal Financial Corp.*	4,030,618
587,385	Citizens Banking Corp.	18,109,080
259,515	First Community Bancorp	11,208,453
1,217,280	First Niagara Financial Group, Inc.(a)	16,664,563
123,432	First Oak Brook Bancshares, Inc.	3,698,023
181,945	IBERIABANK Corp.	10,705,644
87,005	Interchange Financial Services Corp.	1,519,099
274,765	Main Street Banks, Inc.(a)	8,792,480
412,281	Millennium Bankshares Corp.*	3,590,967
5,100	Pacific Continental Corp.	80,172
530,510	PFF Bancorp, Inc.	22,334,471
247,132	Placer Sierra Bancshares	5,933,639
140,887	Prosperity Bancshares, Inc.	3,889,890
1	Republic Capital Trust	15
154,611	Southcoast Financial Corp.*	3,710,664
167,487	Sterling Bancorp.	4,146,978
76,685	Sun Bancorp, Inc.*	1,878,782
166,868	Texas United Bancshares, Inc.	3,170,492
608,608	The Bancorp, Inc.*	8,471,823
272,929	United Community Banks, Inc.	6,795,932
37,233	West Coast Bancorp	915,932

		171,366,672

Biotechnology – 1.1%
948,767	Cell Therapeutics, Inc.*(a)	9,373,818
484,066	Renovis, Inc.*(a)	4,642,677
149,535	United Therapeutics Corp.*(a)	6,793,375

		20,809,870

Brokers – 0.7%
1,028,776	Knight Trading Group, Inc.*	10,760,997
161,859	optionsXpress Holdings, Inc.*(a)	2,792,068

		13,553,065

Chemical – 3.0%
1,097,318	Agrium, Inc.	$19,861,456
443,666	Albemarle Corp.	16,859,308
229,863	Minerals Technologies, Inc.	14,400,917
176,839	NuCo2, Inc.*(a)	4,268,893
254,886	Penford Corp.	3,680,554

		59,071,128

Computer Hardware – 2.2%
1,219,507	Ditech Communications Corp.*	15,317,008
277,725	Hutchinson Technology, Inc.*	9,070,498
147,466	Imation Corp.	5,071,356
567,903	Insight Enterprises, Inc.*	10,108,673
450,249	Mobility Electronics, Inc.*	3,286,818

		42,854,353

Computer Software – 2.5%
3,911,990	Atari, Inc.*	10,445,013
1,209,726	Citadel Security Software, Inc.*(a)	2,165,410
497,785	OPNET Technologies, Inc.*	3,738,365
487,267	Take-Two Interactive Software, Inc.*(a)	17,868,081
581,656	The Ultimate Software Group, Inc.*	7,829,090
1,065,640	Viisage Technology, Inc.*(a)	6,180,712

		48,226,671

Construction – 3.5%
84,328	Beazer Homes USA, Inc.(a)	14,497,670
228,698	ElkCorp	8,777,429
1,086,227	Jacuzzi Brands, Inc.*	11,188,138
359,501	Lennox International, Inc.	7,772,412
171,252	Standard Pacific Corp.	13,700,160
98,548	Texas Industries, Inc.	6,573,152
137,959	WCI Communities, Inc.*	4,787,177

		67,296,138

Consumer Durables – 0.4%
364,554	Select Comfort Corp.*(a)	7,509,812

Defense/ Aerospace – 0.8%
358,975	Ducommun, Inc.*	7,323,090
285,355	EDO Corp.	9,074,289

		16,397,379

Diversified – 1.5%
1,930,703	GrafTech International Ltd.*	17,839,696
831,778	Lydall, Inc.*	9,440,680
195,430	Modtech Holdings, Inc.*(a)	1,661,155

		28,941,531

Drugs – 0.2%
214,754	PAREXEL International Corp.*	4,814,785

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – 0.8%
182,626	Baldor Electric Co.	$4,748,276
206,559	CyberOptics Corp.*	2,819,530
194,154	Franklin Electric Co., Inc.	7,614,720

		15,182,526

Electrical Utilities – 2.8%
195,249	Avista Corp.	3,561,342
79,417	Central Vermont Public Service Corp.	1,786,088
95,035	Cleco Corp.	1,928,260
978,995	El Paso Electric Co.*	19,550,530
44,973	MGE Energy, Inc.	1,610,483
500,242	PNM Resources, Inc.	13,126,350
274,481	Southern Union Co.*	6,960,838
284,922	Westar Energy, Inc.	6,547,508

		55,071,399

Energy Resources – 4.1%
481,737	Parallel Petroleum Corp.*	3,473,324
1,619,202	Range Resources Corp.	40,868,658
827,257	Whiting Petroleum Corp.*	34,992,971

		79,334,953

Environmental & Other Services – 0.5%
149,438	TRC Companies, Inc.*	2,426,873
193,263	Waste Connections, Inc.*	6,586,403

		9,013,276

Financial Services – 2.5%
707,197	Accredited Home Lenders Holding Co.*	28,302,024
481,572	Apollo Investment Corp.*	7,921,859
362,059	Financial Federal Corp.	12,338,971

		48,562,854

Food & Beverage – 1.8%
266,935	American Italian Pasta Co.(a)	7,207,245
340,964	Hain Celestial Group, Inc.*	6,365,798
955,472	Sensient Technologies Corp.(a)	20,867,508

		34,440,551

Forest – 2.1%
2,040,092	Caraustar Industries, Inc.*	29,152,914
276,438	Universal Forest Products, Inc.	10,822,548
119,861	Wausau-Mosinee Paper Corp.	1,807,504

		41,782,966

Gas Utilities – 3.1%
417,763	AGL Resources, Inc.	14,462,955
276,617	Atmos Energy Corp.	7,626,331
117,029	Energen Corp.	7,548,370
436,468	Northwest Natural Gas Co.	15,900,529
154,310	Piedmont Natural Gas Co., Inc.(a)	3,604,682
101,302	South Jersey Industries, Inc.	5,659,743
160,035	WGL Holdings, Inc.	4,913,074

		59,715,684

Healthcare REIT – 0.1%
220,421	Omega Healthcare Investors, Inc.	2,534,842

Home Products – 1.9%
756,733	Elizabeth Arden, Inc.*	19,410,202
376,510	Helen of Troy Ltd.*	10,666,528
99,830	Jarden Corp.*	4,343,603
802,995	Oneida Ltd.*(a)	2,087,787

		36,508,120

Hotel – 0.5%
308,261	LaSalle Hotel Properties	9,290,987

Industrial Components – 4.1%
337,939	Actuant Corp.*	18,265,603
137,776	Applied Industrial Technologies, Inc.	3,901,817
267,799	Comfort Systems USA, Inc.*	2,067,408
363,394	Hughes Supply, Inc.	11,138,026
167,408	Lindsay Manufacturing Co.	3,890,562
1,486,400	Wabash National Corp.*	40,088,208

		79,351,624

Industrial Services – 3.6%
70,269	Harsco Corp.	4,104,412
375,792	Infrasource Services, Inc.*	4,618,484
280,100	ITT Educational Services, Inc.*	13,638,069
215,775	LECG Corp.*	3,894,739
891,325	Medical Staffing Network Holdings, Inc.*(a)	5,811,439
1,552,875	PRG-Shultz International, Inc.*(a)	7,189,811
167,972	School Specialty, Inc.*(a)	6,332,544
725,332	West Corp.*	24,450,942

		70,040,440

Information Services – 1.7%
2,914,294	Lionbridge Technologies, Inc.*	17,456,621
491,491	MTC Technologies, Inc.*	15,722,797

		33,179,418

Internet – 0.5%
1,637,701	Autobytel, Inc.*	9,040,110

Leisure & Entertainment – 1.3%
125,673	Argosy Gaming Co.*	5,802,322
130,791	Aztar Corp.*	3,885,801
210,439	Fossil, Inc.*	5,429,326
659,300	K2, Inc.*	9,447,769

		24,565,218

Life Insurance – 0.8%
171,060	StanCorp Financial Group, Inc.	14,897,615

Machinery – 0.6%
23,034	MTS Systems Corp.	695,627
49,631	Tennant Co.	1,950,498
223,059	Terex Corp.*	10,082,267

		12,728,392

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Media – 1.0%
366,508	Advo, Inc.	$13,439,849
1,121,329	Regent Communications, Inc.*	5,651,498

		19,091,347

Medical Products – 1.8%
338,384	Abaxis, Inc.*	3,735,759
1,075,401	Conceptus, Inc.*(a)	8,452,652
560,762	NDCHealth Corp.	8,697,419
681,427	PSS World Medical, Inc.*	8,286,152
1,256,729	ThermoGenesis Corp.*(a)	6,861,740

		36,033,722

Medical Providers – 1.0%
93,238	Psychiatric Solutions, Inc.*	3,712,737
1,660,039	Radiologix, Inc.*	7,785,583
206,817	United Surgical Partners International, Inc.*	8,491,906

		19,990,226

Mining – 3.3%
561,067	Commercial Metals Co.	19,525,132
274,785	Maverick Tube Corp.*(a)	9,771,355
590,073	Mueller Industries, Inc.	18,575,498
367,169	Oregon Steel Mills, Inc.*	10,688,289
148,426	Schnitzer Steel Industries, Inc.	6,029,064

		64,589,338

Mortgage – 0.4%
1,026,627	MFA Mortgage Investments, Inc.	8,674,998

Motor Vehicle – 1.8%
414,099	American Axle & Manufacturing Holdings, Inc.	10,940,496
375,686	ArvinMeritor, Inc.(a)	6,334,066
417,816	LoJack Corp.*	5,398,183
278,870	Methode Electronics, Inc.	3,120,555
671,124	Tenneco Automotive, Inc.*	10,194,373

		35,987,673

Office Industrials – 2.5%
284,001	AmeriVest Properties, Inc.	1,789,206
200,210	Brandywine Realty Trust	5,924,214
67,592	Corporate Office Properties Trust	1,787,808
512,957	Lexington Corporate Properties Trust	11,295,313
332,418	Parkway Properties, Inc.	15,633,619
364,241	Prentiss Properties Trust	12,781,217

		49,211,377

Oil Refining – 0.7%
453,762	Frontier Oil Corp.	14,547,610

Oil Services – 0.9%
101,281	Hydril Co.*	6,083,949
78,882	Petroleum Development Corp.*	3,458,187
90,887	W-H Energy Services, Inc.*	2,399,417
220,052	Willbros Group, Inc.*(a)	4,731,118

		16,672,671

Other REIT – 4.0%
279,914	Affordable Residential Communities	3,386,959
295,698	BioMed Reality Trust, Inc.	6,493,528
418,529	Capital Automotive REIT(a)	13,937,016
598,174	Commercial Net Lease Realty, Inc.	11,287,543
444,601	Correctional Properties Trust	11,684,114
215,583	Entertainment Properties Trust	8,838,903
14,602	Hersha Hospitality Trust	171,574
584,809	RAIT Investment Trust	15,702,122
200,854	Spirit Finance Corp.*	2,225,462
226,065	U-Store-It Trust	3,714,248

		77,441,469

Property Insurance – 3.1%
144,896	Donegal Group, Inc.	3,458,668
157,702	Hub International Ltd.	3,113,037
147,071	NYMAGIC, Inc.	3,367,926
323,325	ProAssurance Corp.*	13,094,663
623,960	ProCentury Corp.	6,919,716
376,991	PXRE Group Ltd.	9,801,766
342,855	RLI Corp.	14,845,621
182,024	The Navigators Group, Inc.*	5,460,720

		60,062,117

Publishing – 0.4%
487,419	Journal Register Co.*	8,505,462

Restaurants – 1.0%
927,247	Buca, Inc.*(a)	6,407,277
297,123	California Pizza Kitchen, Inc.*	7,107,182
507,045	Total Entertainment Restaurant Corp.*	5,496,368

		19,010,827

Retail – 0.7%
351,665	Acadia Realty Trust	5,591,473
268,304	Agree Realty Corp.	7,364,945

		12,956,418

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
February 28, 2005 (Unaudited)

 GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Retail – (continued)
Retail Apparel – 4.2%
842,688	Aaron Rents, Inc.	$17,241,396
322,863	Big Lots, Inc.*	3,767,811
613,705	Brookstone, Inc.*	8,972,367
252,653	K-Swiss, Inc.	7,832,243
306,256	Kellwood Co.	8,780,360
389,505	Sharper Image Corp.*(a)	6,052,908
205,757	The Dress Barn, Inc.*	3,882,635
1,227,663	The Gymboree Corp.*	14,719,679
323,428	Zale Corp.*	9,621,983

		80,871,382

Security/ Asset Management – 0.7%
217,313	Affiliated Managers Group, Inc.*(a)	14,073,190

Semiconductors – 0.7%
19,016	Power Integrations, Inc.*	403,900
328,603	Tessera Technologies, Inc.*	13,387,286

		13,791,186

Supply Chain – 0.0%
6,191	ScanSource, Inc.*	388,485

Telephone – 1.1%
479,878	Alaska Communications Systems Group, Inc.	4,122,152
1,585,660	Cincinnati Bell, Inc.*	6,976,904
214,530	Iowa Telecommunications Services, Inc.	4,260,566
335,075	Valor Communications Group, Inc.*(a)	5,230,521

		20,590,143

Thrifts – 2.8%
503,885	BankUnited Financial Corp.*	14,259,946
478,653	Fidelity Bankshares, Inc.	12,320,528
412,086	IndyMac Bancorp, Inc.	14,830,975
297,553	Irwin Financial Corp.	6,760,404
736,922	NetBank, Inc.	6,602,821

		54,774,674

Truck Freight – 2.2%
84,095	Dryships, Inc.*	1,879,523
44,152	Forward Air Corp.	1,955,051
364,830	Heartland Express, Inc.	7,519,146
865,136	OMI Corp.	18,107,297
566,773	SCS Transportation, Inc.*	12,554,022

		42,015,039

TOTAL COMMON STOCKS
(Cost $1,490,735,610)		$1,827,325,341

Exchange Traded Fund – 1.5%

153,179	iShares Russell 2000 Value Index Fund(a)	$28,996,785
(Cost $26,556,217)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bond – 0.1%

Mining – 0.1%
Mueller Industries, Inc
$2,730,000	6.00%	11/01/2014	$2,723,175

(Cost $2,729,842)

Repurchase Agreement – 4.4%

Joint Repurchase Agreement Account II(b)
$85,200,000	2.64%	03/01/2005	$85,200,000
Maturity Value: $85,206,258

(Cost $85,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES

LENDING COLLATERAL

(Cost $1,605,221,669)			$1,944,245,301

Shares	Description	Value

Securities Lending Collateral – 9.5%

184,625,500	Boston Global Investment Trust – Enhanced Portfolio	$184,625,500

(Cost $184,625,500)

TOTAL INVESTMENTS – 109.5%

(Cost $1,789,847,169)		$2,128,870,801

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $85,200,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035; and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2005 (Unaudited)

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund
Assets:

Investment in securities, at value (identified cost $599,056,696, $785,974,738, $2,457,440,980 and $1,605,221,669 respectively)	$692,167,840	$937,657,096	$2,866,764,683	$1,944,245,301
Securities lending collateral, at value	14,740,425	27,645,800	145,542,921	184,625,500
Cash	77,184	—	80,415	81,498
Receivables:
Investment securities sold	8,689,816	11,534,887	18,226,862	10,429,456
Fund shares sold	8,172,596	4,278,509	33,271,837	6,105,786
Dividends and interest	899,848	2,176,519	4,619,670	872,505
Security claims	—	428,719	—	—
Securities lending income	1,491	2,416	11,283	68,729
Reimbursement from investment adviser	—	8,984	—	—
Other assets	30,461	44,291	64,084	29,286

Total assets	724,779,661	983,777,221	$3,068,581,755	2,146,458,061

Liabilities:

Due to custodian	—	496,115	—	—
Payables:
Payable upon return of securities loaned	14,740,425	27,645,800	145,542,921	184,625,500
Investment securities purchased	4,569,338	3,969,525	2,411,648	10,743,628
Fund shares repurchased	1,803,279	832,799	5,659,430	4,525,105
Amounts owed to affiliates	594,349	871,458	2,466,995	2,091,558
Accrued expenses	96,849	137,996	165,869	172,606

Total liabilities	21,804,240	33,953,693	156,246,863	202,158,397

Net Assets:

Paid-in capital	591,683,110	865,404,465	2,390,794,138	1,542,728,353
Accumulated undistributed net investment income	687,589	1,555,683	3,019,836	4,318,600
Accumulated net realized gain (loss) on investment transactions	17,493,578	(68,818,978)	109,197,215	58,229,079
Net unrealized gain on investments	93,111,144	151,682,358	409,323,703	339,023,632

NET ASSETS	$702,975,421	$949,823,528	$2,912,334,892	$1,944,299,664

Net Assets:
Class A	$391,715,160	$814,731,589	$1,669,269,245	$1,087,625,762
Class B	22,319,982	102,993,268	198,565,829	119,963,755
Class C	24,854,004	15,508,721	190,323,067	139,251,114
Institutional	263,135,651	15,350,090	822,246,539	571,031,217
Service	950,624	1,239,860	31,930,212	26,427,816

Shares Outstanding:
Class A	30,150,194	32,064,364	49,172,777	25,950,837
Class B	1,751,957	4,164,403	5,975,632	3,071,937
Class C	1,954,760	628,851	5,759,114	3,568,639
Institutional	20,106,745	596,961	24,082,313	13,291,897
Service	73,273	48,813	945,541	637,534

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	54,036,929	37,503,392	85,935,377	46,520,844

Net asset value, offering and redemption price per share: (a)
Class A	$12.99	$25.41	$33.95	$41.91
Class B	12.74	24.73	33.23	39.05
Class C	12.71	24.66	33.05	39.02
Institutional	13.09	25.71	34.14	42.96
Service	12.97	25.40	33.77	41.45

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $13.75, $26.89, $35.93 and $44.35, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2005 (Unaudited)

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Investment income:

Dividends(a)	$7,373,048	$12,466,705	$17,471,126	$15,544,632
Interest (including securities lending income of $3,427, $9,271, $56,107 and $365,902, respectively)	182,316	320,841	1,063,630	1,079,627

Total income	7,555,364	12,787,546	18,534,756	16,624,259

Expenses:

Management fees	2,254,025	2,918,606	8,240,719	8,787,336
Distribution and Service fees(b)	608,434	1,448,446	3,038,320	2,553,347
Transfer Agent fees(b)	400,156	786,871	1,582,232	1,310,571
Custody and accounting fees	70,219	77,364	144,906	142,954
Registration fees	34,938	55,300	74,270	68,528
Printing fees	44,838	44,838	44,838	47,811
Professional fees	23,331	23,331	25,099	25,586
Trustee fees	7,674	7,674	7,674	7,674
Service Share fees	1,078	3,109	51,148	56,309
Other	271	51,382	87,786	74,159

Total expenses	3,444,964	5,416,921	13,296,992	13,074,275

Less — expense reductions	(5,913)	(99,643)	(7,677)	(17,837)

Net expenses	3,439,051	5,317,278	13,289,315	13,056,438

NET INVESTMENT INCOME	4,116,313	7,470,268	5,245,441	3,567,821

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	27,227,097	23,369,273	122,778,967	84,641,251
Net increase from security claims receivable	—	323,293	—	—
Net change in unrealized gain on investments	34,622,143	62,238,083	236,604,061	130,160,476

Net realized and unrealized gain on investment transactions	61,849,240	85,930,649	359,383,028	214,801,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,965,553	$93,400,917	$364,628,469	$218,369,548

(a)	Foreign taxes withheld on dividends were $20,161 and $12,905 for Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$419,280	$97,679	$91,475	$318,653	$18,559	$17,380	$45,478	$86
Growth and Income	895,171	486,310	66,965	680,330	92,399	12,723	1,170	249
Mid Cap Value	1,526,619	855,549	656,152	1,160,231	162,554	124,669	130,686	4,092
Small Cap Value	1,280,168	593,980	679,199	972,927	112,856	129,048	91,235	4,505

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets

	Large Cap Value Fund

	For the
	Six Months Ended	For the
	February 28, 2005	Year Ended
	(Unaudited)	August 31, 2004

From operations:

Net investment income (loss)	$4,116,313	$3,027,189
Net realized gain from investment transactions	27,227,097	45,421,141
Net increase from security claims receivable	—	—
Net increase from payments by affiliates for voluntary reimbursements	—	13,020
Net change in unrealized gain on investments	34,622,143	23,422,115

Net increase in net assets resulting from operations	65,965,553	71,883,465

Distributions to shareholders:

From net investment income
Class A Shares	(2,432,121)	(2,016,292)
Class B Shares	(22,762)	(37,231)
Class C Shares	(36,990)	(48,796)
Institutional Shares	(2,582,487)	(1,252,950)
Service Shares	(3,541)	(1,033)
From net realized gain
Class A Shares	(2,271,732)	—
Class B Shares	(139,478)	—
Class C Shares	(128,351)	—
Institutional Shares	(1,622,741)	—
Service Shares	(2,720)	—

Total distributions to shareholders	(9,242,923)	(3,356,302)

From share transactions:

Proceeds from sales of shares	166,380,423	191,594,437
Proceeds received in connection with merger	61,425,577	—
Reinvestment of dividends and distributions	7,008,787	2,577,221
Cost of shares repurchased	(70,477,203)	(126,442,231)

Net increase in net assets resulting from share transactions	164,337,584	67,729,427

TOTAL INCREASE	221,060,214	136,256,590

Net assets:

Beginning of period	481,915,207	345,658,617

End of period	$702,975,421	$481,915,207

Accumulated undistributed net investment income	$687,589	$1,649,177

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund

For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
February 28, 2005	Year Ended	February 28, 2005	Year Ended	February 28, 2005	Year Ended
(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004	(Unaudited)	August 31, 2004

$7,470,268	$5,879,474	$5,245,441	$5,156,409	$3,567,821	$(6,190,942)
23,369,273	63,595,460	122,778,967	177,948,544	84,641,251	112,889,863
323,293	—	—	—	—	—
—	474,128	—	165,987	—	83,352
62,238,083	42,333,649	236,604,061	57,878,342	130,160,476	73,514,258

93,400,917	112,282,711	364,628,469	241,149,282	218,369,548	180,296,531

(5,400,003)	(5,726,857)	(3,705,583)	(3,742,658)	—	—
(411,184)	(350,666)	—	—	—	—
(55,523)	(45,415)	—	(55,373)	—	—
(53,566)	(58,565)	(3,753,499)	(3,194,090)	—	—
(8,801)	(13,286)	(54,438)	(29,424)	—	—
—	—	(86,849,969)	—	(63,697,587)	(12,926,805)
—	—	(12,288,164)	—	(7,907,489)	(1,995,155)
—	—	(9,399,556)	—	(9,053,264)	(1,803,535)
—	—	(45,371,052)	—	(28,746,568)	(3,145,918)
—	—	(1,393,641)	—	(1,417,611)	(77,865)

(5,929,077)	(6,194,789)	(162,815,902)	(7,021,545)	(110,822,519)	(19,949,278)

152,093,570	223,929,833	1,052,886,053	787,139,098	426,024,796	864,679,578
8,340,631	—	—	—	32,729,837	—
5,819,562	6,056,646	145,414,008	5,938,865	97,777,609	17,178,881
(52,420,845)	(86,227,106)	(198,960,767)	(318,955,110)	(233,895,318)	(412,660,880)

113,832,918	143,759,373	999,339,294	474,122,853	322,636,924	469,197,579

201,304,758	249,847,295	1,201,151,861	708,250,590	430,183,953	629,544,832

748,518,770	498,671,475	1,711,183,031	1,002,932,441	1,514,115,711	884,570,879

$949,823,528	$748,518,770	$2,912,334,892	$1,711,183,031	$1,944,299,664	$1,514,115,711

$1,555,683	$14,492	$3,019,836	$5,287,915	$4,318,600	$750,779

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements

February 28, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Growth and Income Fund and annually for the Large Cap Value, Mid Cap Value and Small Cap Value Funds. Capital gains distributions, if any, are declared and paid annually, for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital.
     In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REITs cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shareholders bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the investment adviser is entitled to a fee, (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended February 28, 2005, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets are as follows:

		Other
	Management	Expense
Fund	Fee	Limit

Large Cap Value	0.75%	0.064%

Growth and Income	0.70	0.054

Mid Cap Value	0.75	0.104

Small Cap Value	1.00	0.064

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

	Sales Load	Contingent Deferred Sales Charge

Fund	Class A	Class B	Class C

Large Cap Value	$87,100	$200	$—

Growth and Income	667,500	200	—

Mid Cap Value	791,500	1,300	400

Small Cap Value	26,800	100	—

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the six months ended February 28, 2005, the Funds’ investment adviser has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduced transfer agent fees. These expense reductions were as follows (in thousands):

	Other Expense	Transfer Agent	Custody	Total Expense
Fund	Reimbursement	Credit	Fee Reduction	Reduction

Large Cap Value	$—	$3	$3	$6

Growth and Income	35	64	1	100

Mid Cap Value	—	6	2	8

Small Cap Value	—	13	5	18

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

3. AGREEMENTS (continued)

     At February 28, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer	Over Reimbursement Of
Fund	Fees	Service Fees	Agent Fees	“Other Expenses”	Total

Large Cap Value	$396	$108	$70	$20	$594

Growth and Income	496	242	133	—	871

Mid Cap Value	1,578	582	307	—	2,467

Small Cap Value	1,472	407	213	—	2,092

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2005, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$333,470,459	$194,375,229

Growth and Income	249,509,124	152,178,736

Mid Cap Value	1,417,950,939	640,068,078

Small Cap Value	534,021,854	369,679,540

     For the six months ended February 28, 2005, Goldman Sachs earned approximately $8,800, $20,900, $194,200 and $5,900 in brokerage commissions from portfolio transactions executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

     The Goldman Sachs Growth and Income Fund has recorded a receivable of approximately $323,000 that it anticipates collecting in connection with certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan.

GOLDMAN SACHS VALUE EQUITY FUNDS

5. SECURITIES LENDING (continued)

As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2005 are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the six months ended February 28, 2005:

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Goldman Sachs for	Upon Return of
	Securities on loan as of	Outstanding as of	Six Months Ended	the Six Months Ended	Securities Loaned as of
Fund	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005

Large Cap Value	$14,306,975	$14,740,425	$605	$—	$—

Growth and Income	26,727,642	27,645,800	1,636	—	—

Mid Cap Value	139,214,079	145,542,921	9,899	860	—

Small Cap Value	178,601,771	184,625,500	64,566	60,617	6,968,800

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2005, the Funds did not have any borrowings under this facility.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2004, the Funds’ capital loss carryforwards were as follows. Expiration occurs on August 31 of the year indicated.

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Capital loss carryforward:
Expiring 2010	$—	$(27,470,202)	$—	$—
Expiring 2011	(4,121,212)	(64,769,215)	—	—

Total capital loss carryforward	$(4,121,212)	$(92,239,417)	$—	$—

     At February 28, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost	$615,244,404	$813,892,665	$2,607,677,470	$1,793,787,675

Gross unrealized gain	96,552,962	159,139,760	421,009,455	390,331,261
Gross unrealized loss	(4,889,101)	(7,729,529)	(16,379,321)	(55,248,135)

Net unrealized security gain	$91,663,861	$151,410,231	$404,630,134	$335,083,126

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS

As of February 28, 2005, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 6% and 10% of the outstanding shares of the Large Cap Value and Mid Cap Value Funds, respectively.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Value and the Golden Oak Small Cap Value Funds into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds, respectively. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Value and the Golden Oak Small Cap Value Funds (“Acquired Funds”) Institutional Class and Class A were transferred into the Goldman Sachs Large Cap Value and Goldman Sachs Small Cap Value Funds (“Survivor Funds”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	on September 28, 2004

Goldman Sachs Large Cap Value Class A / Golden Oak Value Class A	504,066	$6,003,614	705,289

Goldman Sachs Large Cap Value Institutional Class / Golden Oak Value Institutional Class	4,610,585	55,421,963	6,479,508

Goldman Sachs Small Cap Value Class A / Golden Oak Small Cap Value Class A	168,713	6,856,556	715,037

Goldman Sachs Small Cap Value Institutional Class / Golden Oak Small Cap Value Institutional Class	623,019	25,873,281	2,675,696

The following chart shows the Survivor Funds’ and Acquired Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Funds’ unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s		Survivor Fund’s
	Aggregate	Aggregate	Acquired	Aggregate
	Net Assets	Net Assets	Fund’s	Net Assets
	before	before	Unrealized	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	after acquisition

Goldman Sachs Large Cap Value / Golden Oak Value	$496,303,016	$61,425,577	$4,222,034	$557,728,593

Goldman Sachs Small Cap Value / Golden Oak Small Cap Value	1,588,484,785	32,729,837	7,232,645	1,621,214,622

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

8. OTHER MATTERS (continued)

   At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Income Fund into the Goldman Sachs Growth and Income Fund. The acquisition was completed on February 28, 2005.

     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity Income (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Growth and Income Fund (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

	Exchanged Shares	Value of	Acquired Fund’s
	of Survivor	Exchanged	Shares Outstanding
Survivor/Acquired Fund	Issued	Shares	on February 25, 2005

Goldman Sachs Growth and Income Class A / Expedition Equity Income Class A	11,042	$282,016	36,029

Goldman Sachs Growth and Income Class B / Expedition Equity Income Class B	26,027	647,035	83,634

Goldman Sachs Growth and Income Institutional Class / Expedition Equity Income Institutional Class	286,716	7,411,580	945,467

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s		Survivor Fund’s
	Aggregate	Aggregate	Acquired	Aggregate
	Net Assets	Net Assets	Fund’s	Net Assets
	before	before	Unrealized	immediately
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	after acquisition

Goldman Sachs Growth and Income / Expedition Equity Income	$945,115,028	$8,340,631	$1,424,882	$953,455,659

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

In addition, on March 10, 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc., GSAM, Goldman, Sachs & Co., the Trustees of the Trust and John Doe Defendants (collectively the “Defendants”). The lawsuit amends a previously-filed complaint, and alleges that the Defendants breached their fiduciary duties and duties of care owed under federal and state law by failing to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM believes that the likelihood that the pending purported class action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2005 is as follows:

	Large Cap		Growth and		Mid Cap		Small Cap
	Value Fund		Income Fund		Value Fund		Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,766,578	$98,250,021	5,630,538	$136,710,412	21,022,913	$694,972,437	4,674,809	$193,956,352
Shares issued in connection with merger	504,066	6,003,614	11,042	282,016	—	—	168,713	6,856,556
Shares converted from Class B(a)	2,593	33,458	44,379	1,064,016	27,180	888,566	13,175	541,875
Reinvestments of dividends and distributions	323,627	4,106,831	223,315	5,330,242	2,624,058	84,783,329	1,425,983	58,836,088
Shares repurchased	(3,180,064)	(40,073,689)	(1,696,255)	(40,922,658)	(4,191,660)	(137,250,095)	(3,779,859)	(157,731,187)

	5,416,800	68,320,235	4,213,019	102,464,028	19,482,491	643,394,237	2,502,821	102,459,684

Class B Shares
Shares sold	362,145	4,421,543	378,806	8,952,013	1,062,388	34,339,234	54,943	2,139,992
Shares issued in connection with merger	—	—	26,027	647,035	—	—	—	—
Reinvestments of dividends and distributions	10,871	135,563	16,254	378,784	344,968	10,928,595	185,044	7,126,040
Shares converted to Class A(a)	(2,642)	(33,458)	(45,569)	(1,064,016)	(27,722)	(888,566)	(14,077)	(541,875)
Shares repurchased	(97,359)	(1,160,160)	(403,473)	(9,518,035)	(317,430)	(10,227,605)	(251,037)	(9,720,270)

	273,015	3,363,488	(27,955)	(604,219)	1,062,204	34,151,658	(25,127)	(996,113)

Class C Shares
Shares sold	745,510	9,260,293	132,044	3,138,507	2,573,315	82,849,941	182,680	7,091,236
Reinvestments of dividends and distributions	11,252	139,970	2,208	51,375	254,402	8,016,204	200,068	7,698,671
Shares repurchased	(68,467)	(842,525)	(52,878)	(1,242,090)	(260,257)	(8,330,810)	(276,907)	(10,719,314)

	688,295	8,557,738	81,374	1,947,792	2,567,460	82,535,335	105,841	4,070,593

Institutional Shares
Shares sold	4,219,349	53,596,182	131,087	3,231,851	6,731,440	223,405,600	5,069,694	215,712,982
Shares issued in connection with merger	4,610,585	55,421,963	286,716	7,411,580	—	—	623,019	25,873,281
Reinvestments of dividends and distributions	205,577	2,625,219	2,139	51,830	1,246,311	40,467,725	539,413	22,795,588
Shares repurchased	(2,233,389)	(28,323,887)	(24,239)	(572,953)	(1,229,607)	(40,658,666)	(1,244,229)	(53,232,382)

	6,802,122	83,319,477	395,703	10,122,308	6,748,144	223,214,659	4,987,897	211,149,469

Service Shares
Shares sold	67,824	852,384	2,554	60,787	527,264	17,318,841	172,425	7,124,234
Reinvestments of dividends and distributions	95	1,204	307	7,331	37,890	1,218,155	32,367	1,321,222
Shares repurchased	(5,988)	(76,942)	(6,700)	(165,109)	(75,848)	(2,493,591)	(59,503)	(2,492,165)

	61,931	776,646	(3,839)	(96,991)	489,306	16,043,405	145,289	5,953,291

NET INCREASE	13,242,163	$164,337,584	4,658,302	$113,832,918	30,349,605	$999,339,294	7,716,721	$322,636,924

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2004 is as follows:

	Large Cap		Growth and		Mid Cap		Small Cap
	Value Fund		Income Fund		Value Fund		Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,146,239	$113,881,281	9,654,335	$206,049,816	16,993,838	$498,048,993	13,558,759	$514,567,379
Shares converted from Class B(a)	1,216	14,354	19,197	436,167	4,372	136,800	3,099	122,869
Reinvestments of dividends and distributions	169,785	1,791,232	265,335	5,630,972	128,325	3,538,016	324,253	11,822,409
Shares repurchased	(8,352,241)	(92,516,551)	(2,975,464)	(64,191,272)	(7,328,014)	(211,616,054)	(7,994,512)	(304,095,524)

	1,964,999	23,170,316	6,963,403	147,925,683	9,798,521	290,107,755	5,891,599	222,417,133

Class B Shares
Shares sold	360,951	3,949,254	648,116	13,537,871	1,140,836	32,736,850	684,755	24,249,757
Reinvestments of dividends and distributions	2,865	29,712	15,518	316,043	—	—	51,935	1,788,126
Shares converted to Class A (a)	(1,243)	(14,354)	(19,727)	(436,167)	(4,452)	(136,800)	(3,295)	(122,869)
Shares repurchased	(305,361)	(3,330,121)	(820,253)	(17,319,601)	(659,914)	(18,796,100)	(560,153)	(19,955,591)

	57,212	634,491	(176,346)	(3,901,854)	476,470	13,803,950	173,242	5,959,423

Class C Shares
Shares sold	404,931	4,451,573	158,382	3,318,002	1,504,928	43,324,476	1,572,631	56,170,817
Reinvestments of dividends and distributions	3,817	39,540	2,033	41,453	1,697	45,935	43,793	1,506,471
Shares repurchased	(219,474)	(2,400,432)	(130,389)	(2,727,881)	(484,477)	(13,728,903)	(534,836)	(19,170,635)

	189,274	2,090,681	30,026	631,574	1,022,148	29,641,508	1,081,588	38,506,653

Institutional Shares
Shares sold	6,022,356	69,122,695	36,911	828,661	6,717,663	200,181,301	6,489,222	251,113,432
Reinvestments of dividends and distributions	67,473	715,892	2,654	56,695	84,146	2,327,483	53,550	1,988,840
Shares repurchased	(2,525,982)	(28,127,449)	(24,269)	(537,095)	(2,447,385)	(71,934,853)	(1,673,238)	(65,093,380)

	3,563,847	41,711,138	15,296	348,261	4,354,424	130,573,931	4,869,534	188,008,892

Service Shares
Shares sold	17,086	189,634	9,112	195,483	433,072	12,847,478	483,169	18,578,193
Reinvestments of dividends and distributions	80	845	558	11,483	1,000	27,431	2,021	73,035
Shares repurchased	(5,976)	(67,678)	(71,212)	(1,451,257)	(96,952)	(2,879,200)	(115,380)	(4,345,750)

	11,190	122,801	(61,542)	(1,244,291)	337,120	9,995,709	369,810	14,305,478

NET INCREASE	5,786,522	$67,729,427	6,770,837	$143,759,373	15,988,683	$474,122,853	12,385,773	$469,197,579

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year-Share Class	of period	(loss)(c)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$11.80	$0.08		$1.29	$1.37	$(0.09)	$(0.09)	$(0.18)
2005 - B	11.54	0.03		1.27	1.30	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03		1.26	1.29	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.10		1.32	1.42	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.06		1.31	1.37	(0.11)	(0.09)	(0.20)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	— (d	)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	— (d	)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

2002 - A	10.21	0.08		(1.01)	(0.93)	(0.04)	—	(0.04)
2002 - B	10.10	—(d	)	(0.99)	(0.99)	—	—	—
2002 - C	10.10	—(d	)	(0.99)	(0.99)	—	—	—
2002 - Institutional	10.24	0.12		(1.01)	(0.89)	(0.06)	—	(0.06)
2002 - Service	10.23	0.08		(1.00)	(0.92)	(0.02)	—	(0.02)

2001 - A	10.39	0.08		(0.20)	(0.12)	(0.06)	—	(0.06)
2001 - B	10.33	(0.01)		(0.19)	(0.20)	(0.03)	—	(0.03)
2001 - C	10.32	(0.01)		(0.19)	(0.20)	(0.02)	—	(0.02)
2001 - Institutional	10.40	0.12		(0.20)	(0.08)	(0.08)	—	(0.08)
2001 - Service	10.38	0.08		(0.20)	(0.12)	(0.03)	—	(0.03)
FOR THE PERIOD ENDED AUGUST 31,

2000 - A (commenced Dec. 15, 1999)	10.00	0.06		0.33	0.39	—	—	—
2000 - B (commenced Dec. 15, 1999)	10.00	—(d	)	0.33	0.33	—	—	—
2000 - C (commenced Dec. 15, 1999)	10.00	0.01		0.31	0.32	—	—	—
2000 - Institutional (commenced Dec. 15, 1999)	10.00	0.09		0.31	0.40	—	—	—
2000 - Service (commenced Dec. 15, 1999)	10.00	0.07		0.31	0.38	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.99	11.64%	$391,715	1.25	%(b)	1.26	%(b)	1.25	%(b)	1.26	%(b)	33%
12.74	11.29	22,320	2.00	(b)	0.51	(b)	2.00	(b)	0.51	(b)	33
12.71	11.22	24,854	2.00	(b)	0.47	(b)	2.00	(b)	0.47	(b)	33
13.09	11.93	263,135	0.85	(b)	1.68	(b)	0.85	(b)	1.68	(b)	33
12.97	11.64	951	1.35	(b)	1.09	(b)	1.35	(b)	1.09	(b)	33

11.80	20.71	291,795	1.25		0.68		1.28		0.65		72
11.54	19.76	17,069	2.00		(0.07)		2.03		(0.10)		72
11.53	19.74	14,601	2.00		(0.07)		2.03		(0.10)		72
11.90	21.07	158,316	0.85		1.07		0.88		1.04		72
11.80	20.51	134	1.35		0.48		1.38		0.45		72

9.86	7.77	224,605	1.26		0.91		1.30		0.87		78
9.66	6.92	13,740	2.01		0.16		2.05		0.12		78
9.67	7.03	10,417	2.01		0.15		2.05		0.11		78
9.95	8.27	96,895	0.86		1.31		0.90		1.27		78
9.91	7.74	2	1.36		0.82		1.40		0.78		78

9.24	(9.12)	232,501	1.26		0.80		1.32		0.74		91
9.11	(9.80)	11,772	2.01		0.04		2.07		(0.02)		91
9.11	(9.80)	4,420	2.01		0.05		2.07		(0.01)		91
9.29	(8.73)	78,146	0.86		1.19		0.92		1.13		91
9.29	(9.03)	1	1.36		0.84		1.42		0.78		91

10.21	(1.21)	123,013	1.25		0.73		1.83		0.15		69
10.10	(1.98)	8,830	2.00		(0.06)		2.58		(0.64)		69
10.10	(1.96)	3,636	2.00		(0.05)		2.58		(0.63)		69
10.24	(0.81)	50,740	0.85		1.09		1.43		0.51		69
10.23	(1.17)	2	1.35		0.80		1.93		0.22		69

10.39	3.90	7,181	1.25	(b)	0.84	(b)	3.30	(b)	(1.21	)(b)	67
10.33	3.30	1,582	2.00	(b)	0.06	(b)	4.05	(b)	(1.99	)(b)	67
10.32	3.20	850	2.00	(b)	0.15	(b)	4.05	(b)	(1.90	)(b)	67
10.40	4.00	16,155	0.85	(b)	1.31	(b)	2.90	(b)	(0.74	)(b)	67
10.38	3.80	2	1.35	(b)	0.95	(b)	3.40	(b)	(1.10	)(b)	67

 GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year-Share Class	of period	(loss)(c)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$22.88	$0.23	$2.40	$2.63	$(0.10)	$—	$(0.10)
2005 - B	22.27	0.14	2.38	2.52	(0.06)	—	(0.06)
2005 - C	22.21	0.13	2.38	2.51	(0.06)	—	(0.06)
2005 - Institutional	23.15	0.24	2.45	2.69	(0.13)	—	(0.13)
2005 - Service	22.87	0.22	2.41	2.63	(0.10)	—	(0.10)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	19.22	0.22	3.67	3.89	(0.23)	—	(0.23)
2004 - B	18.72	0.05	3.58	3.63	(0.08)	—	(0.08)
2004 - C	18.67	0.05	3.57	3.62	(0.08)	—	(0.08)
2004 - Institutional	19.44	0.31	3.72	4.03	(0.32)	—	(0.32)
2004 - Service	19.19	0.19	3.68	3.87	(0.19)	—	(0.19)

2003 - A	18.01	0.25	1.21	1.46	(0.25)	—	(0.25)
2003 - B	17.55	0.12	1.17	1.29	(0.12)	—	(0.12)
2003 - C	17.51	0.12	1.16	1.28	(0.12)	—	(0.12)
2003 - Institutional	18.22	0.33	1.21	1.54	(0.32)	—	(0.32)
2003 - Service	17.98	0.23	1.21	1.44	(0.23)	—	(0.23)

2002 - A	19.66	0.18	(1.69)	(1.51)	(0.14)	—	(0.14)
2002 - B	19.23	0.04	(1.65)	(1.61)	(0.07)	—	(0.07)
2002 - C	19.19	0.04	(1.65)	(1.61)	(0.07)	—	(0.07)
2002 - Institutional	19.84	0.22	(1.66)	(1.44)	(0.18)	—	(0.18)
2002 - Service	19.63	0.16	(1.68)	(1.52)	(0.13)	—	(0.13)

2001 - A	24.78	0.01	(5.13)	(5.12)	—	—	—
2001 - B	24.42	(0.15)	(5.04)	(5.19)	—	—	—
2001 - C	24.37	(0.15)	(5.03)	(5.18)	—	—	—
2001 - Institutional	24.91	0.11	(5.18)	(5.07)	—	—	—
2001 - Service	24.77	(0.01)	(5.13)	(5.14)	—	—	—

2000 - A	24.68	0.07	1.44	1.51	(0.08)	(1.33)	(1.41)
2000 - B	24.46	(0.10)	1.42	1.32	(0.03)	(1.33)	(1.36)
2000 - C	24.41	(0.09)	1.40	1.31	(0.02)	(1.33)	(1.35)
2000 - Institutional	24.72	0.16	1.49	1.65	(0.13)	(1.33)	(1.46)
2000 - Service	24.68	0.05	1.44	1.49	(0.07)	(1.33)	(1.40)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Performance has not been restated to reflect the impact of security claims receivable recorded during the period. If restated, the performance would have been 12.02%, 11.57%, 11.56%, 12.22% and 11.96% for Class A, Class B, Class C, Institutional and Service Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

								Ratios assuming no
								expense reductions

						Ratio of		Ratio of		Ratio of
			Net assets,	Ratio of		net investment		total		net investment
Net asset			end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(a)		(in 000s)	net assets		net assets		net assets		net assets		rate

$25.41	11.97	% (d)	$814,732	1.18	%(b)	1.89	%(b)	1.20	%(b)	1.87	%(b)	19%
24.73	11.52	(d)	102,993	1.93	(b)	1.16	(b)	1.95	(b)	1.14	(b)	19
24.66	11.51	(d)	15,509	1.93	(b)	1.14	(b)	1.95	(b)	1.12	(b)	19
25.71	12.18	(d)	15,350	0.78	(b)	1.99	(b)	0.80	(b)	1.97	(b)	19
25.40	11.91	(d)	1,240	1.28	(b)	1.83	(b)	1.30	(b)	1.81	(b)	19

22.88	20.27		637,130	1.19		1.02		1.21		1.00		54
22.27	19.38		93,367	1.94		0.27		1.96		0.25		54
22.21	19.40		12,159	1.94		0.27		1.96		0.25		54
23.15	20.75		4,659	0.79		1.43		0.81		1.41		54
22.87	20.14		1,204	1.29		0.94		1.31		0.92		54

19.22	8.25		401,439	1.20		1.42		1.24		1.38		55
18.72	7.43		81,765	1.95		0.68		1.99		0.64		55
18.67	7.39		9,661	1.95		0.68		1.99		0.64		55
19.44	8.63		3,615	0.80		1.83		0.84		1.79		55
19.19	8.14		2,191	1.30		1.33		1.34		1.29		55

18.01	(7.74)		291,151	1.20		0.95		1.22		0.93		89
17.55	(8.42)		76,772	1.95		0.19		1.97		0.17		89
17.51	(8.42)		9,336	1.95		0.21		1.97		0.19		89
18.22	(7.36)		4,539	0.80		1.12		0.82		1.10		89
17.98	(7.80)		3,819	1.30		0.83		1.32		0.81		89

19.66	(20.66)		355,205	1.19		0.07		1.21		0.05		40
19.23	(21.25)		98,747	1.94		(0.68)		1.96		(0.70)		40
19.19	(21.22)		10,360	1.94		(0.68)		1.96		(0.70)		40
19.84	(20.32)		28,201	0.79		0.49		0.81		0.47		40
19.63	(20.75)		5,581	1.29		(0.03)		1.31		(0.05)		40

24.78	6.48		576,354	1.18		0.31		1.18		0.31		87
24.42	5.70		155,527	1.93		(0.41)		1.93		(0.41)		87
24.37	5.67		15,746	1.93		(0.40)		1.93		(0.40)		87
24.91	7.05		28,543	0.78		0.69		0.78		0.69		87
24.77	6.40		7,926	1.28		0.20		1.28		0.20		87

 GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(c)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$30.82	$0.07	$5.51	$5.58	$(0.10)	$(2.35)	$(2.45)
2005 - B	30.23	(0.04)	5.39	5.35	—	(2.35)	(2.35)
2005 - C	30.08	(0.05)	5.37	5.32	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.14	5.53	5.67	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.05	5.48	5.53	(0.09)	(2.35)	(2.44)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

2002 - A	24.34	0.18	0.45	0.63	(0.18)	(0.62)	(0.80)
2002 - B	24.01	(0.01)	0.45	0.44	(0.03)	(0.62)	(0.65)
2002 - C	23.98	(0.01)	0.45	0.44	(0.07)	(0.62)	(0.69)
2002 - Institutional	24.35	0.27	0.45	0.72	(0.21)	(0.62)	(0.83)
2002 - Service	24.14	0.16	0.44	0.60	—	(0.62)	(0.62)

2001 - A	19.88	0.24	4.37	4.61	(0.15)	—	(0.15)
2001 - B	19.69	0.06	4.33	4.39	(0.07)	—	(0.07)
2001 - C	19.67	0.06	4.33	4.39	(0.08)	—	(0.08)
2001 - Institutional	19.86	0.33	4.36	4.69	(0.20)	—	(0.20)
2001 - Service	19.73	0.21	4.34	4.55	(0.14)	—	(0.14)

2000 - A	18.42	0.20	1.38	1.58	(0.12)	—	(0.12)
2000 - B	18.23	0.06	1.40	1.46	—	—	—
2000 - C	18.24	0.06	1.37	1.43	—	—	—
2000 - Institutional	18.45	0.27	1.36	1.63	(0.22)	—	(0.22)
2000 - Service	18.31	0.18	1.35	1.53	(0.11)	—	(0.11)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$33.95	18.49%	$1,669,269	1.22	%(b)	0.46	%(b)	1.22	%(b)	0.46	%(b)	30%
33.23	18.10	198,566	1.97	(b)	(0.26	)(b)	1.97	(b)	(0.26	)(b)	30
33.05	18.05	190,323	1.97	(b)	(0.31	)(b)	1.97	(b)	(0.31	)(b)	30
34.14	18.74	822,247	0.82	(b)	0.86	(b)	0.82	(b)	0.86	(b)	30
33.77	18.45	31,930	1.32	(b)	0.33	(b)	1.32	(b)	0.33	(b)	30

30.82	22.24	915,091	1.24		0.37		1.24		0.37		71
30.23	21.31	148,555	1.99		(0.38)		1.99		(0.38)		71
30.08	21.35	96,007	1.99		(0.37)		1.99		(0.37)		71
31.01	22.71	537,533	0.84		0.78		0.84		0.78		71
30.68	22.27	13,997	1.34		0.30		1.34		0.30		71

25.37	7.88	504,693	1.25		0.83		1.25		0.83		80
24.92	7.09	110,569	2.00		0.09		2.00		0.09		80
24.81	7.07	53,835	2.00		0.09		2.00		0.09		80
25.49	8.34	330,827	0.85		1.24		0.85		1.24		80
25.26	7.83	3,008	1.35		0.72		1.35		0.72		80

24.17	2.67	342,976	1.27		0.72		1.27		0.72		92
23.80	1.90	89,434	2.02		(0.04)		2.02		(0.04)		92
23.73	1.87	39,498	2.02		(0.03)		2.02		(0.03)		92
24.24	3.05	318,916	0.87		1.11		0.87		1.11		92
24.12	2.55	921	1.37		0.63		1.37		0.63		92

24.34	23.29	96,568	1.29		1.05		1.32		1.02		101
24.01	22.33	42,813	2.04		0.28		2.07		0.25		101
23.98	22.37	16,094	2.04		0.28		2.07		0.25		101
24.35	23.75	247,212	0.89		1.43		0.92		1.40		101
24.14	23.17	256	1.39		0.94		1.42		0.91		101

19.88	8.70	39,142	1.29		1.11		1.34		1.06		83
19.69	8.01	22,284	2.04		0.35		2.09		0.30		83
19.67	7.84	5,720	2.04		0.32		2.09		0.27		83
19.86	9.08	158,188	0.89		1.51		0.94		1.46		83
19.73	8.48	206	1.39		1.03		1.44		0.98		83

 GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year-Share Class	of period	(loss)(c)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$39.25	$0.09	$5.20	$5.29	$—	$(2.63)	$(2.63)
2005 - B	36.86	(0.06)	4.88	4.82	—	(2.63)	(2.63)
2005 - C	36.84	(0.06)	4.87	4.81	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.16	5.34	5.50	—	(2.63)	(2.63)
2005 - Service	38.86	0.06	5.16	5.22	—	(2.63)	(2.63)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	33.77	(0.16)	6.29	6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95	5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96	5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40	6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24	6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (d)	6.03	6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71	5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71	5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13	6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97	5.95	—	(0.03)	(0.03)

2002 - A	28.55	0.09	(0.76)	(0.67)	(0.09)	—	(0.09)
2002 - B	27.35	(0.12)	(0.73)	(0.85)	—	—	—
2002 - C	27.38	(0.13)	(0.77)	(0.90)	—	—	—
2002 - Institutional	28.98	0.21	(0.76)	(0.55)	(0.18)	—	(0.18)
2002 - Service	28.43	0.05	(0.74)	(0.69)	(0.18)	—	(0.18)

2001 - A	23.21	0.15	5.19	5.34	—	—	—
2001 - B	22.40	(0.04)	4.99	4.95	—	—	—
2001 - C	22.42	(0.04)	5.00	4.96	—	—	—
2001 - Institutional	23.47	0.25	5.26	5.51	—	—	—
2001 - Service	23.13	0.13	5.17	5.30	—	—	—

2000 - A	19.80	0.01	3.40	3.41	—	—	—
2000 - B	19.27	(0.13)	3.26	3.13	—	—	—
2000 - C	19.28	(0.12)	3.26	3.14	—	—	—
2000 - Institutional	19.95	0.10	3.42	3.52	—	—	—
2000 - Service	19.76	0.01	3.36	3.37	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$41.91	13.59%	$1,087,626	1.48	%(b)	0.43	%(b)	1.48	%(b)	0.43	% (b)	21%
39.05	13.18	119,964	2.23	(b)	(0.30	)(b)	2.23	(b)	(0.30	)(b)	21
39.02	13.16	139,251	2.23	(b)	(0.31	)(b)	2.23	(b)	(0.31	)(b)	21
42.96	13.83	571,031	1.08	(b)	0.75	(b)	1.08	(b)	0.75	(b)	21
41.45	13.54	26,428	1.58	(b)	0.30	(b)	1.58	(b)	0.30	(b)	21

39.25	18.30	920,309	1.49		(0.43)		1.49		(0.43)		57
36.86	17.40	114,169	2.24		(1.17)		2.24		(1.17)		57
36.84	17.45	127,560	2.24		(1.18)		2.24		(1.18)		57
40.09	18.76	332,947	1.09		(0.04)		1.09		(0.04)		57
38.86	18.16	19,131	1.59		(0.55)		1.59		(0.55)		57

33.77	21.75	592,863	1.51		0.01		1.52		0.00		58
31.99	20.84	93,528	2.26		(0.71)		2.27		(0.72)		58
31.96	20.82	76,112	2.26		(0.74)		2.27		(0.75)		58
34.35	22.22	117,968	1.11		0.43		1.12		0.42		58
33.48	21.60	4,100	1.61		(0.09)		1.62		(0.10)		58

27.79	(2.34)	372,900	1.51		0.32		1.53		0.30		75
26.50	(3.11)	76,494	2.26		(0.43)		2.28		(0.45)		75
26.48	(3.29)	46,416	2.26		(0.46)		2.28		(0.48)		75
28.25	(1.91)	90,177	1.11		0.71		1.13		0.69		75
27.56	(2.43)	3,326	1.61		0.17		1.63		0.15		75

28.55	23.01	244,860	1.50		0.59		1.60		0.49		93
27.35	22.10	48,939	2.25		(0.16)		2.35		(0.26)		93
27.38	22.07	18,140	2.25		(0.16)		2.35		(0.26)		93
28.98	23.48	46,211	1.10		0.97		1.20		0.87		93
28.43	22.91	1,006	1.60		0.47		1.70		0.37		93

23.21	17.22	157,791	1.50		0.07		1.57		—		75
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2004 through February 28, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,116.40		$6.55	$1,000	$1,119.70		$6.20
Hypothetical 5% return	1,000	1,018.60	+	6.25	1,000	1,018.94	+	5.91

Class B
Actual	1,000	1,112.90		10.47	1,000	1,115.20		10.11
Hypothetical 5% return	1,000	1,014.88	+	9.98	1,000	1,015.24	+	9.63

Class C
Actual	1,000	1,112.20		10.47	1,000	1,115.10		10.11
Hypothetical 5% return	1,000	1,014.88	+	9.99	1,000	1,015.23	+	9.64

Institutional
Actual	1,000	1,119.30		4.46	1,000	1,121.80		4.11
Hypothetical 5% return	1,000	1,020.58	+	4.25	1,000	1,020.92	+	3.92

Service
Actual	1,000	1,116.40		7.11	1,000	1,119.10		6.71
Hypothetical 5% return	1,000	1,018.08	+	6.78	1,000	1,018.46	+	6.39

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,184.90		$6.63	$1,000	$1,135.90		$7.83
Hypothetical 5% return	1,000	1,018.72	+	6.13	1,000	1,017.46	+	7.40

Class B
Actual	1,000	1,181.00		10.67	1,000	1,131.80		11.78
Hypothetical 5% return	1,000	1,015.01	+	9.86	1,000	1,013.74	+	11.13

Class C
Actual	1,000	1,180.50		10.63	1,000	1,131.60		11.78
Hypothetical 5% return	1,000	1,015.05	+	9.82	1,000	1,013.74	+	11.13

Institutional
Actual	1,000	1,187.40		4.47	1,000	1,138.30		5.74
Hypothetical 5% return	1,000	1,020.71	+	4.13	1,000	1,019.43	+	5.42

Service
Actual	1,000	1,184.50		7.13	1,000	1,135.40		8.37
Hypothetical 5% return	1,000	1,018.27	+	6.59	1,000	1,016.96	+	7.90

* Expenses for each share class are calculated using the fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value Fund	1.25%	2.00%	2.00%	0.85%	1.35%
Growth and Income Fund	1.18	1.93	1.93	0.78	1.28
Mid Cap Value Fund	1.22	1.97	1.97	0.82	1.32
Small Cap Value Fund	1.48	2.23	2.23	1.08	1.58

+ Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Funds are subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. Stocks of smaller and mid-capitalization companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs Small Cap Value and Mid Cap Value Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2 005 / 05-605 VALUESAR / 234.8K / 4-05

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as enhanced as described below, were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b)	During the filing period of this report, the Registrant enhanced its control environment to ensure the increased tracking and filing of class action claims with respect to securities owned by the Funds and the recognition of gain contingencies on the financial statements. See the footnotes to the financial statements of the CORE Large Cap Growth Fund and Growth and Income Fund regarding related receivables for these Funds. Fund management has discussed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2005